UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

Ultra Clean Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2025, the Board of Directors (the “Board”) of Ultra Clean Holdings, Inc. (the “Company”) appointed Joanne Solomon to serve as a member of the Board of the Company, effective February 3, 2025.
Ms. Solomon, 59, has served as Chief Financial Officer at Maxeon Solar Technologies, Ltd. from 2020 until 2021 and at Katerra Inc. from 2017 until 2019. Ms. Solomon spent sixteen years at Amkor Technology, Inc. (Amkor) from 2000 until 2016. She served as Chief Financial Officer from 2007 until 2016. Her previous roles at Amkor included, among others, Senior Vice President, Finance and Corporate Controller, and Senior Vice President, Finance and Treasurer, from 2000 until 2007. Ms. Solomon holds a Bachelor of Science in Business Administration, Accounting and Finance from Drexel University, and a Master of Business Administration in International Management from Thunderbird School of Global Management (now part of Arizona State University). Ms. Solomon also currently serves as a member for the Board of Directors for Viavi Solutions Inc. since 2022, and previously served as a member of the Board of Director for Boys and Girls Clubs of Metropolitan Phoenix (non-profit) from 2007 until 2017.
Ms. Solomon will receive compensation for her service as a director (consisting of an annual equity award and annual cash retainer) in accordance with the Company’s non-employee director compensation policy. In connection with her appointment to the Board, the Company expects Ms. Solomon and the Company will also enter into the Company’s standard form indemnification agreement as previously filed.
On January 30, 2025, the Company issued a press release announcing Ms. Solomon’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 30, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	January 30, 2025	By:	/s/ Paul Y. Cho
Name: Paul Y. Cho Title: General Counsel and Corporate Secretary